SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CORVEL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
CORVEL CORPORATION
2021 Annual Meeting
Vote by August 4, 2021 11:59 PM ET
CORVEL CORPORATION ATTN: SHARON O’CONNOR
5128 APACHE PLUME ROAD, SUITE 400 FORT WORTH, TEXAS 76109
D56596-P58652
You invested in CORVEL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 5, 2021.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 22, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote in Person at the Meeting*
Point your camera here and August 5, 2021
9:00 A.M. Central Time
vote without entering a control number
5128 Apache Plume Road Suite 400 Fort Worth, Texas 76109
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. To elect the six directors named in the attached proxy statement, each to serve until the 2022 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified;
Nominees:
01) V. Gordon Clemons 04) R. Judd Jessup For 02) Steven J. Hamerslag 05) Jean H. Macino 03) Alan R. Hoops 06) Jeffrey J. Michael
2. To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022; For
3. To amend and restate our 1991 Employee Stock Purchase Plan to extend the termination date by ten years from
For
September 30, 2021 to September 30, 2031;
4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D56597-P58652